EXHIBIT 21.1

HCP, Inc.
Subsidiaries

Entity Name	Jurisdiction of Organization or Formation
1221 Madison Street Owners Association	Washington
2201 Medical Plaza Association	Tennessee
424 Summit Property, LLC	Delaware
Abingdon AL Investors, LLC	Virginia
AHP of Nevada, Inc.	Nevada
AHP of Washington, Inc.	Washington
Annapolis Assisted Living, LLC	Maryland
ARC Richmond Place Real Estate Holdings, LLC	Delaware
Ashford PropCo LLC	Delaware
Aurora HCP, LLC	Delaware
Bayside Acquisition LLC	Delaware
Bayside Area Development, LLC	Delaware
Brandywine GP, LLC	Delaware
Brentwood MOB Owners LLC	Delaware
Bristol Health Investors, LLC	Virginia
Britannia Biotech Gateway Limited Partnership	Delaware
Britannia Gateway II Limited Partnership	Delaware
Britannia Hacienda II Limited Partnership	Delaware
Britannia Hacienda VIII LLC	Delaware
Britannia Pointe Grand Limited Partnership	Delaware
CCRC - Freedom Fairways Golf Course, LLC	Delaware
CCRC - Freedom Pointe at the Villages, LLC	Delaware
CCRC - Lake Port Square, LLC	Delaware
CCRC - Regency Oaks, LLC	Delaware
CCRC - South Port Square, LLC	Delaware
CCRC Holdco - Holland, LLC	Delaware
CCRC OpCo - Bradenton, LLC	Delaware
CCRC OpCo - Cypress Village, LLC	Delaware
CCRC OpCo - Foxwood Springs, LLC	Delaware
CCRC OpCo - Freedom Square, LLC	Delaware
CCRC OpCo - Galleria Woods, LLC	Delaware
CCRC OpCo - Gleannloch Farms, LLC	Delaware
CCRC OpCo - Holland, LLC	Delaware
CCRC OpCo - Robin Run, LLC	Delaware
CCRC OpCo - Sun City Center, LLC	Delaware
CCRC OpCo Ventures, LLC	Delaware
CCRC PropCo - Bradenton, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
CCRC PropCo - Brandywine MC, LLC	Delaware
CCRC PropCo - Cypress Village, LLC	Delaware
CCRC PropCo - Foxwood Springs, LLC	Delaware
CCRC PropCo - Freedom Plaza, LLC	Delaware
CCRC PropCo - Freedom Square, LLC	Delaware
CCRC PropCo - Galleria Woods, LLC	Delaware
CCRC PropCo - Gleannloch Farms , LLC	Delaware
CCRC PropCo - Holland, LLC	Delaware
CCRC PropCo - Homewood Residence, LLC	Delaware
CCRC PropCo - Lady Lake, LLC	Delaware
CCRC PropCo - Robin Run, LLC	Delaware
CCRC PropCo Ventures, LLC	Delaware
CCRC-Brandywine, LLC	Delaware
Charles Pavilion Holding, LLC	Delaware
Clearfield Propco LLC	Delaware
Council Of Owners Of The Kingwood Professional Healthcare Center, Inc.	Texas
Cullman POB II, LLC	Delaware
Cullman POB Partners I, LLC	Delaware
Cypress Garden Homes, LLC	Delaware
DSTS, LLC	Florida
Durant MOB Manager LLC	Delaware
Durant MOB Owner LLC	Delaware
East Texas Medical Equity Investors Limited Partnership	Texas
Edgewood Assisted Living Center, L.L.C.	Michigan
Evansville MOB Owners Limited Partnership	Delaware
FAEC Holdings (Abbey), LLC	Delaware
FAEC Holdings (Biddeford), LLC	Delaware
FAEC Holdings (Concord East Epsom Dover), LLC	Delaware
FAEC Holdings (Concord Horseshoe Commercial), LLC	Delaware
FAEC Holdings (Concord North Foundry), LLC	Delaware
FAEC Holdings (EP), LLC	Delaware
FAEC Holdings (Highlands Ranch), LLC	Delaware
FAEC Holdings (LA), LLC	Delaware
FAEC Holdings (Ortho Ashton), LLC	Delaware
FAEC Holdings (Ortho Shallotte), LLC	Delaware
FAEC Holdings (Ortho Shipyard), LLC	Delaware
FAEC Holdings (Riverwalk), LLC	Delaware
FAEC Holdings (Rockwall), LLC	Delaware
FAEC Holdings (Slidell), LLC	Delaware
FAEC-Kingwood Medical, LLC	Delaware
Faulkner Hinton/Suburban I, LLC	Kentucky

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
Faulkner Hinton/Suburban III, LLC	Kentucky
FDG-Vintage Park II Property, LLC	Delaware
FDG-Vintage Park II, LLC	Delaware
Foxwood Springs Garden Homes, LLC	Delaware
FSP-Deer Park, LLC	Delaware
FSP-Waldwick Holding, LLC	Delaware
FSP-Waldwick Property, LLC	Delaware
Ft. Worth-Cal Associates, LLC	California
Glenmoor OpCo Ventures, LLC	Delaware
Glenmoor PropCo Ventures, LLC	Delaware
Hacienda Stoneridge II, Incorporated	Delaware
Hayward Point Eden I Limited Partnership	Delaware
HC AL Investors, LLC	Virginia
HCP - AM/Colorado, LLC	Delaware
HCP - AM/Florida, LLC	Delaware
HCP - AM/Illinois, LLC	Delaware
HCP - AM/Tennessee, LLC	Delaware
HCP - AM/Texas, LLC	Delaware
HCP - GP/National Corp.	Delaware
HCP (HI), Inc.	Hawaii
HCP 1101 Madison MOB, LLC	Delaware
HCP 3535 Market Street GP, LLC	Delaware
HCP 3535 Market Street, LP	Delaware
HCP 600 Broadway MOB, LLC	Delaware
HCP 833 Chestnut, LLC	Delaware
HCP Abingdon AL, LLC	Virginia
HCP Abingdon AL, LP	Texas
HCP Acquisitions, LLC	Delaware
HCP Albuquerque NM OpCo, LLC	Delaware
HCP Altamonte Springs, LLC	Delaware
HCP Arnold MOB, LLC	Delaware
HCP Asia Investments, LLC	Delaware
HCP Atrium MOB LLC	Delaware
HCP AUR1 California A Pack, LLC	Delaware
HCP Beaumont TX OpCo, LLC	Delaware
HCP Beckett Lake, LLC	Delaware
HCP Biotech Gateway Incorporated	Delaware
HCP Birmingham Portfolio, LLC	Delaware
HCP Boca Raton FL OpCo, LLC	Delaware
HCP Boynton Beach FL OpCo, LLC	Delaware
HCP Boynton Beach, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP Briargate MOB, LLC	Delaware
HCP Brofin Holdings, LLC	Delaware
HCP Brofin Properties, LLC	Delaware
HCP BTC, LLC	Delaware
HCP Callan Road, LLC	Delaware
HCP Carrollwood, LLC	Delaware
HCP CH1 Saddle River, LLC	Delaware
HCP Cherry Hill NJ OpCo, LLC	Delaware
HCP Chino Hills, L.P.	Delaware
HCP Cincinnati OH OpCo, LLC	Delaware
HCP Clearlake OpCo, LLC	Delaware
HCP Clearwater, LLC	Delaware
HCP Coconut Creek FL OpCo, LLC	Delaware
HCP Coosa MOB, LLC	Delaware
HCP Crosswood II, Inc.	Delaware
HCP Crosswood, Inc.	Delaware
HCP CRS1 2801 Denton TX GP, LLC	Delaware
HCP CRS1 2801 Denton TX, LP	Delaware
HCP CRS1 Delphis Lead Lender Partner 1, Inc.	Delaware
HCP CRS1 Delphis Lead Lender Partner 2, Inc.	Delaware
HCP CRS1 Delphis Lead Lender, LP	Delaware
HCP CRS2 Cleveland OH GP, LLC	Delaware
HCP CRS2 Cleveland OH, LP	Delaware
HCP CRS2 Fresno CA GP, LLC	Delaware
HCP CRS2 Fresno CA, LP	Delaware
HCP CRS2 GP, LLC	Delaware
HCP CRS2 Keller - Wylie TX, LLC	Delaware
HCP CRS2 Ogden UT GP, LLC	Delaware
HCP CRS2 Ogden UT, LP	Delaware
HCP CRS2 Plano TX GP, LLC	Delaware
HCP CRS2 Plano TX, LP	Delaware
HCP CRS2, LP	Delaware
HCP CTE, L.P.	Delaware
HCP CY-Fair, LLC	Delaware
HCP DAS Acquisition, LLC	Delaware
HCP DAS Brentwood CA GP, LLC	Delaware
HCP DAS Cypress TX GP, LLC	Delaware
HCP DAS Cypress TX, LP	Delaware
HCP DAS Evansville IN GP, LLC	Delaware
HCP DAS GP, LLC	Delaware
HCP DAS Jackson II MS GP, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP DAS Lancaster TX GP, LLC	Delaware
HCP DAS Lender GP, LLC	Delaware
HCP DAS Lender, LP	Delaware
HCP DAS Lexington KY GP, LLC	Delaware
HCP DAS Marion IL GP, LLC	Delaware
HCP DAS Nassau Bay TX GP, LLC	Delaware
HCP DAS Parker CO GP, LLC	Delaware
HCP DAS Pearland TX GP, LLC	Delaware
HCP DAS Pearland TX, LP	Delaware
HCP DAS Pipeline 1, LLC	Delaware
HCP DAS Scottsdale AZ GP, LLC	Delaware
HCP DAS Texarkana TX GP, LLC	Delaware
HCP DAS Towson MD GP, LLC	Delaware
HCP DAS Towson MD, LP	Delaware
HCP DAS, LP	Delaware
HCP Delray Beach FL OpCo, LLC	Delaware
HCP Delray Beach, LLC	Delaware
HCP DR California II, LLC	Delaware
HCP DR California, LLC	Delaware
HCP DR MCD, LLC	Delaware
HCP Eastgate LLC	Delaware
HCP EBY1 Davenport IA, LP	Delaware
HCP EBY1 GP, LLC	Delaware
HCP EBY1 Illinois GP, LLC	Delaware
HCP EBY1 Illinois, LP	Delaware
HCP EBY1 Iowa GP, LLC	Delaware
HCP EBY1 Marion IA, LP	Delaware
HCP EBY1, LP	Delaware
HCP EBY2 Portage MI, LLC	Delaware
HCP Eden Manager, LLC	Delaware
HCP Eden1 Gainesville FL, LLC	Delaware
HCP Eden1 Jacksonville FL, LLC	Delaware
HCP Eden1 Tallahassee FL, LLC	Delaware
HCP Eden2 A Pack, LLC	Delaware
HCP Eden2 B Pack, LLC	Delaware
HCP Eden2 GP, LLC	Delaware
HCP Eden2 North Carolina GP, LLC	Delaware
HCP Eden2 North Carolina, LP	Delaware
HCP Eden2, LP	Delaware
HCP EGP, Inc.	Delaware
HCP EMFIN Properties, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP EMOH, LLC	Delaware
HCP ESL Fairborn OH Opco, LLC	Delaware
HCP ESL Fairborn OH, LLC	Delaware
HCP ESL Fort Harrison In OpCo, LLC	Delaware
HCP ESL Indiana, LLC	Delaware
HCP ESL West Lafayette In OpCo, LLC	Delaware
HCP Estates USA Inc.	Delaware
HCP ETE, L.P.	Delaware
HCP Fallbrook TX OpCo, LLC	Delaware
HCP Fannin Medical Investors, LLC	Delaware
HCP Forbes, LLC	Delaware
HCP Fortuna OpCo, LLC	Delaware
HCP Friendswood, LLC	Delaware
HCP Friendswood TX OpCo, LLC	Delaware
HCP Fund Management, LLC	Delaware
HCP Fund, L.P.	Delaware
HCP GEN Lender, LLC	Delaware
HCP Germantown, LLC	Delaware
HCP Glastonbury CT OpCo, LLC	Delaware
HCP GP/Colorado, LLC	Delaware
HCP Hazel Creek, LLC	Delaware
HCP HB2 Carrington-Cherry Hills, LLC	Delaware
HCP HB2 Emerald Bay Manor, LLC	Delaware
HCP HB2 Greenwich-East-West- Bay-Olympia Fields, LLC	Delaware
HCP HB2 Heritage Palmeras, LLC	Delaware
HCP HB2 Herons Run, LLC	Delaware
HCP HB2 Manor-Pointe Newport Place, LLC	Delaware
HCP HB2 North Bay Manor, LLC	Delaware
HCP HB2 Park at Golf Mill, LLC	Delaware
HCP HB2 Park at Vernon Hills, LLC	Delaware
HCP HB2 Pinecrest Place, LLC	Delaware
HCP HB2 Prosperity Oaks, LLC	Delaware
HCP HB2 Sakonnet Bay Manor, LLC	Delaware
HCP HB2 South Bay Manor, LLC	Delaware
HCP HB2 Waterside Retirement Estates, LLC	Delaware
HCP HB3 Clear Lake, LLC	Delaware
HCP HB3 First Colony, LLC	Delaware
HCP HB3 Spring Shadows Place, LLC	Delaware
HCP HB3 Terrace Memorial City, LLC	Delaware
HCP HB3 Terrace West, LLC	Delaware
HCP HB3 Willowbrook, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP Hoke, LLC	Virginia
HCP Hoke, LP	Texas
HCP Hyde Park TRS, LLC	Delaware
HCP Insurance TRS, LLC	Delaware
HCP Irvine CA OpCo, LLC	Delaware
HCP Irving, LLC	Delaware
HCP Jackson Central Investors, LLC	Delaware
HCP Jacksonville, LLC	Delaware
HCP Kirkland, LLC	Delaware
HCP Lake Granbury Investors, LLC	Delaware
HCP Lakeview MOB, LLC	Delaware
HCP Lancaster MOB, LLC	Delaware
HCP Lantana FL OpCo, LLC	Delaware
HCP Lee AL, LLC	Virginia
HCP Lee AL, LP	Texas
HCP Life Science Assets TRS, LLC	Delaware
HCP Life Science Estates, Inc.	Delaware
HCP Life Science REIT, Inc.	Maryland
HCP Life Science Services TRS, LLC	Delaware
HCP Life Science TRS, LLC	Delaware
HCP Louisville, Inc.	Delaware
HCP Louisville KY OpCo, LLC	Delaware
HCP LS Brisbane, LLC	Delaware
HCP LS Carlsbad, LLC	Delaware
HCP LS Poway I, LLC	Delaware
HCP LS Poway II, LLC	Delaware
HCP LS Poway III, LLC	Delaware
HCP LS Redwood City, LLC	Delaware
HCP MA1 GP, LLC	Delaware
HCP MA1, LP	Delaware
HCP MA2 California, LP	Delaware
HCP MA2 GP Holding, LLC	Delaware
HCP MA2 Massachusetts, LP	Delaware
HCP MA2 Ohio, LP	Delaware
HCP MA2 Oklahoma, LP	Delaware
HCP MA2, LP	Delaware
HCP MA3 A Pack GP, LLC	Delaware
HCP MA3 A Pack, LP	Delaware
HCP MA3 California, LP	Delaware
HCP MA3 GP Holding, LLC	Delaware
HCP MA3 Pennsylvania, LP	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP MA3 South Carolina, LP	Delaware
HCP MA3 Virginia, LP	Delaware
HCP MA3 Washington, LP	Delaware
HCP MA3, LP	Delaware
HCP MA4 Cleveland OH, LP	Delaware
HCP MA4 Columbia MD, LP	Delaware
HCP MA4 Dayton OH, LP	Delaware
HCP MA4 Dunwoody GA, LP	Delaware
HCP MA4 Florham Park NJ, LP	Delaware
HCP MA4 GP Cleveland OH, LLC	Delaware
HCP MA4 GP Columbia MD, LLC	Delaware
HCP MA4 GP Dayton OH, LLC	Delaware
HCP MA4 GP Dunwoody GA, LLC	Delaware
HCP MA4 GP Florham Park NJ, LLC	Delaware
HCP MA4 GP Florida Holding, LLC	Delaware
HCP MA4 GP Greensboro NC, LLC	Delaware
HCP MA4 GP Kansas City KS, LLC	Delaware
HCP MA4 GP Northville MI, LLC	Delaware
HCP MA4 GP Omaha NE, LLC	Delaware
HCP MA4 GP Rockville MD, LLC	Delaware
HCP MA4 GP St. Charles IL, LLC	Delaware
HCP MA4 GP West Orange NJ, LLC	Delaware
HCP MA4 GP Wheaton IL, LLC	Delaware
HCP MA4 GP, LLC	Delaware
HCP MA4 Greensboro NC, LP	Delaware
HCP MA4 Kansas City KS, LP	Delaware
HCP MA4 Northville MI, LP	Delaware
HCP MA4 Omaha NE, LP	Delaware
HCP MA4 Rockville MD, LP	Delaware
HCP MA4 St. Charles IL, LP	Delaware
HCP MA4 Tampa FL, LP	Delaware
HCP MA4 West Orange NJ, LP	Delaware
HCP MA4 Wheaton IL, LP	Delaware
HCP MA4, LP	Delaware
HCP Macon, LLC	Virginia
HCP Macon, LP	Texas
HCP Manahawkin NJ OpCo, LLC	Delaware
HCP Manchester PropCo Limited	United Kingdom
HCP Manchester SubCo Limited	United Kingdom
HCP MCD TRS, LLC	Delaware
HCP Medical Office Building Trust	Maryland

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP Medical Office Buildings I, LLC	Delaware
HCP Medical Office Buildings II, LLC	Delaware
HCP Medical Office Buildings, LLC	Delaware
HCP Medical Office Portfolio, LLC	Delaware
HCP Milton Medical Equity Investors, LLC	Delaware
HCP MOB Centerpoint LLC	Delaware
HCP MOB Evanston LLC	Delaware
HCP MOB Jordan Valley II LLC	Delaware
HCP MOB Jordan Valley LLC	Delaware
HCP MOB K.C. Imaging LLC	Delaware
HCP MOB Life Center LLC	Delaware
HCP MOB Lone Peak LLC	Delaware
HCP MOB Mesquite LLC	Delaware
HCP MOB Miami, LLC	Delaware
HCP MOB Property Manager, LLC	Delaware
HCP MOB Scottsdale LLC	Delaware
HCP MOB Texas, LLC	Delaware
HCP MOB, Inc.	Delaware
HCP Monterrey Holdings, LLC	Delaware
HCP Monterrey, LLC	Delaware
HCP Mooresville NC OpCo, LLC	Delaware
HCP MOP 1110 Irving TX, LP	Delaware
HCP MOP 1411 Aurora CO GP, LLC	Delaware
HCP MOP 1411 Aurora CO, LP	Delaware
HCP MOP 1421 Aurora CO GP, LLC	Delaware
HCP MOP 1421 Aurora CO, LP	Delaware
HCP MOP 7200 Irving TX, LP	Delaware
HCP MOP A Pack GP, LLC	Delaware
HCP MOP California, LP	Delaware
HCP MOP Columbia MD GP, LLC	Delaware
HCP MOP Columbia MD, LP	Delaware
HCP MOP Denver CO GP, LLC	Delaware
HCP MOP Denver CO, LP	Delaware
HCP MOP Fairfax VA, LP	Delaware
HCP MOP GP, LLC	Delaware
HCP MOP Houston TX, LLC	Delaware
HCP MOP Member, LLC	Delaware
HCP MOP Tampa FL, LP	Delaware
HCP MOP, LP	Delaware
HCP Mount Vernon IL Opco, LLC	Delaware
HCP Mount Vernon IL, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP NE Retail, LLC	Delaware
HCP NE Tower, LLC	Delaware
HCP Oak Park, LLC	Delaware
HCP Ocoee, LLC	Delaware
HCP Olney Opco, LLC	Delaware
HCP OpCo Ventures VI, LLC	Delaware
HCP Otay Ranch TRS, LLC	Delaware
HCP Oviedo, LLC	Delaware
HCP Owasso MOB, LLC	Delaware
HCP Oyster Point III LLC	Delaware
HCP Palm Springs OpCo, LLC	Delaware
HCP Partners, LP	Delaware
HCP PC1 Brentwood TN, LLC	Delaware
HCP PC1 Buckhead GA, LLC	Delaware
HCP PC1 Friendship Heights MD, LLC	Delaware
HCP PC1 Naples FL, LLC	Delaware
HCP PC1 New Jersey, LLC	Delaware
HCP PC1 North Carolina, LLC	Delaware
HCP PC1 Stamford CT, LLC	Delaware
HCP PC1 Venice FL, LLC	Delaware
HCP PC2, LLC	Delaware
HCP Periferico 4338 Holdings, LLC	Delaware
HCP Periferico 4338, LLC	Delaware
HCP Pinellas Park, LLC	Delaware
HCP Pleasant, LLC	Delaware
HCP Point Eden Incorporated	Delaware
HCP Port Orange, LLC	Delaware
HCP Port Orange FL OpCo, LLC	Delaware
HCP Propco Ventures VI, LLC	Delaware
HCP Queen City, LLC	Virginia
HCP Queen City, LP	Texas
HCP Remington Oaks MOB, L.P.	Delaware
HCP RP1-VB, LLC	Delaware
HCP RSF Portfolio GP, LLC	Texas
HCP RSF Portfolio, LLC	Delaware
HCP Rural Retreat, LLC	Virginia
HCP Rural Retreat, LP	Texas
HCP Senior Housing Properties LLC	Delaware
HCP Senior Housing Properties Trust	Delaware
HCP S-H 2014 Member, LLC	Delaware
HCP S-H 2015 Member, Inc.	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP S-H 2015 OpCo TRS, LLC	Delaware
HCP S-H ASL OpCo, LLC	Delaware
HCP S-H CA OpCo, LLC	Delaware
HCP SH California, LLC	Delaware
HCP SH Eldorado Heights, LLC	Delaware
HCP SH ELP1 Properties, LLC	Delaware
HCP SH ELP2 Properties, LLC	Delaware
HCP SH ELP3 Properties, LLC	Delaware
HCP S-H ESL OpCo, LLC	Delaware
HCP S-H FM OpCo, LLC	Delaware
HCP S-H Glenmoor OpCo Member, LLC	Delaware
HCP S-H Glenmoor PropCo Member, LLC	Delaware
HCP SH Hermiston Terrace, LLC	Delaware
HCP SH Lassen House, LLC	Delaware
HCP SH Mountain Laurel, LLC	Delaware
HCP SH Mountain View, LLC	Delaware
HCP S-H MRE/HCP OpCo Member, LLC	Delaware
HCP S-H MRE/HCP PropCo Member, LLC	Delaware
HCP S-H OpCo TRS, LLC	Delaware
HCP S-H PropCo, LLC	Delaware
HCP SH River Road, LLC	Delaware
HCP SH River Valley Landing, LLC	Delaware
HCP SH Sellwood Landing, LLC	Delaware
HCP S-H SHC OpCo, LLC	Delaware
HCP SH Windfield Village, LLC	Delaware
HCP Shore, LLC	Delaware
HCP Shorehaven MI OpCo, LLC	Delaware
HCP SLB Florida, LLC	Delaware
HCP Slidell Land TRS, LLC	Delaware
HCP Southwest MOB, LLC	Delaware
HCP Springs MOB Louisville, LLC	Delaware
HCP Springtree, LLC	Delaware
HCP SSF, LLC	Delaware
HCP St. Augustine, LLC	Delaware
HCP ST1 Colorado GP, LLC	Delaware
HCP ST1 Colorado, LP	Delaware
HCP Sterling VA OpCo, LLC	Delaware
HCP Stone Oak MOB, L.P.	Delaware
HCP SU TRS Corp.	Delaware
HCP SUN1 Beverly Hills CA, LLC	Delaware
HCP SUN1 Cresskill NJ, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP SUN1 Edmonds WA, LLC	Delaware
HCP SUN1 GP, LLC	Delaware
HCP SUN1 Lilburn GA, LLC	Delaware
HCP SUN1 Madison NJ, LLC	Delaware
HCP SUN1, LP	Delaware
HCP SUN2 Des Peres MO, LLC	Delaware
HCP SUN2 Richmond Heights MO, LLC	Delaware
HCP SUN2 Wilmette IL, LLC	Delaware
HCP Tesson, LLC	Delaware
HCP Torrey Pines LLC	Delaware
HCP Torreyana, LLC	Delaware
HCP Torrington CT OpCo, LLC	Delaware
HCP TPSP, LLC	Delaware
HCP TRS LF Lender, LLC	Delaware
HCP TRS, Inc.	Delaware
HCP UK Investments (Jersey), Ltd	Jersey
HCP UK Investments Holdings, LLC	Delaware
HCP UK Investments Holdings, Ltd	United Kingdom
HCP UK Investments, Ltd	United Kingdom
HCP UK Lender, LP	Delaware
HCP UK Properties (MMPL) Ltd	United Kingdom
HCP University Center East LLC	Delaware
HCP University Center West LLC	Delaware
HCP Ventures II Member, LLC	Delaware
HCP Ventures II Partner, LLC	Delaware
HCP Ventures II TRS, LLC	Delaware
HCP Ventures III, LLC	Delaware
HCP Ventures IV Member, LLC	Delaware
HCP Ventures IV, LLC	Delaware
HCP Ventures V Member, LLC	Delaware
HCP Ventures V TRS, LLC	Delaware
HCP Ventures V, LLC	Delaware
HCP Veranda, LLC	Delaware
HCP Vintage Park AL, LLC	Delaware
HCP Vintage Park II TRS, LLC	Delaware
HCP Voorhees Township NJ OpCo, LLC	Delaware
HCP VPI Sorrento II, LLC	Delaware
HCP Waldwick TRS, LLC	Delaware
HCP Wekiwa Springs, LLC	Delaware
HCP Westgate1 Auburn Hills MI, LLC	Delaware
HCP Westgate1 Sterling Heights MI, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
HCP Woodbridge, LLC	Delaware
HCP Woodside TX OpCo, LLC	Delaware
HCP Yreka OpCo, LLC	Delaware
HCP/King Hayden Campus LLC	Delaware
HCP/LFREP CarMichael Owner, LLC	Delaware
HCP/LFREP Durham Lab, LLC	Delaware
HCP/LFREP Durham, LLC	Delaware
HCP/LFREP Ventures I, LLC	Delaware
HCP/LFREP Ventures II, LLC	Delaware
HCP/LS 2011 REIT LLC	Delaware
HCPI Mortgage Corp.	Delaware
HCPI Trust	Maryland
HCPI/Colorado Springs Limited Partnership	Delaware
HCPI/Kansas Limited Partnership	Delaware
HCPI/Little Rock Limited Partnership	Delaware
HCPI/San Antonio Limited Partnership	Delaware
HCPI/Sorrento, LLC	Delaware
HCPI/Stansbury, LLC	Delaware
HCPI/Tennessee, LLC	Delaware
HCPI/Utah II, LLC	Delaware
HCPI/Utah, LLC	Delaware
HCPI/Wesley, LLC	Delaware
HCP-Pointe Grand, Incorporated	Delaware
HCP-Torrey Pines I, Inc.	Delaware
HCP-Torrey Pines Science Center, Inc.	Delaware
Health Care Investors III	California
Horizon Bay Hyde Park Equity Owner, LLC	Delaware
Horizon Bay Hyde Park, L.L.C.	Delaware
Huntington Terrace PropCo LLC	Delaware
Jackson HCP, LLC	Delaware
Jackson II MOB Owners LLC	Delaware
Lake Seminole Square, LLC	Delaware
Lancaster Medical Equity Investors, Ltd.	Texas
Lancaster MOB East And West Partners, Ltd.	Texas
LASDK Limited Partnership	Delaware
Lee AL Investors, LLC	Virginia
Lexington Equity Investors, Ltd.	Florida
Lexington MOB Partners, Ltd.	Florida
Louisiana-Two Associates, LLC	California
Marion Medical Equity Investors Corporation	Florida
Marion Medical Investors, L.P.	Illinois

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
Marion MOB Partners, L.P.	Illinois
McDowell Mountain Medical Investors, Ltd.	Florida
McKinney HCP GP, LLC	Delaware
McKinney HCP, L.P.	Delaware
Meadowdome, LLC	Maryland
MedCap HCPI Development, LLC	Delaware
MedCap Holding II, LLC	Delaware
MedCap Holding III, LLC	Delaware
MedCap Holding IV, LLC	Delaware
MedCap Properties I, LLC	Delaware
MedCap Properties II, LLC	Delaware
MedCap Properties, LLC	Delaware
Medical Office Buildings of Alaska, LLC	Delaware
Medical Office Buildings of California Goodsam, LLC	Delaware
Medical Office Buildings of California, LLC	Delaware
Medical Office Buildings of Colorado II, LLC	Delaware
Medical Office Buildings of Colorado Iii, LLC	Delaware
Medical Office Buildings of Colorado, LLC	Delaware
Medical Office Buildings of Florida, LLC	Delaware
Medical Office Buildings of Nevada, LLC	Delaware
Medical Office Buildings of Nevada-Southern Hills, LLC	Delaware
Medical Office Buildings of Osceola, LLC	Delaware
Medical Office Buildings of Plano, L.P.	Delaware
Medical Office Buildings of Plantation, LLC	Delaware
Medical Office Buildings of Reston, LLC	Delaware
Medical Office Buildings of Tennessee, LLC	Delaware
Medical Office Buildings of Texas City, L.P.	Delaware
Medical Office Buildings of Texas, L.P.	Delaware
Medical Office Buildings of Utah, LLC	Delaware
Medical Plaza Condominium Association	Texas
Meridan Fund, LLC	Delaware
MHI Investments, LLC	North Carolina
Mission Springs AL, LLC	Delaware
MOB 1 of California, LLC	Delaware
MOB 10 of Florida, LLC	Delaware
MOB 101 of Texas, L.P.	Delaware
MOB 103 of Texas, L.P.	Delaware
MOB 105 of Texas, L.P.	Delaware
MOB 11 of Florida, LLC	Delaware
MOB 111 of Texas, L.P.	Delaware
MOB 122 of Texas, L.P.	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
MOB 124 of Texas, L.P.	Delaware
MOB 13 of Florida, LLC	Delaware
MOB 132 of Alaska, LLC	Delaware
MOB 135 of Florida, LLC	Delaware
MOB 139 of Texas, L.P.	Delaware
MOB 14 of Florida, LLC	Delaware
MOB 147 of Tennessee, LLC	Delaware
MOB 17 of Florida, LLC	Delaware
MOB 2 of Florida, LLC	Delaware
MOB 3 of Florida, LLC	Delaware
MOB 46 of Nevada, LLC	Delaware
MOB 47 of Nevada, LLC	Delaware
MOB 48/49 of Nevada, LLC	Delaware
MOB 50 of Nevada, LLC	Delaware
MOB 59 of Tennessee, LLC	Delaware
MOB 65 of Tennessee, LLC	Delaware
MOB 66 of Tennessee, LLC	Delaware
MOB 68 of Tennessee, LLC	Delaware
MOB 69 of Tennessee, LLC	Delaware
MOB 70 of Tennessee, LLC	Delaware
MOB 71 of Tennessee, LLC	Delaware
MOB 72 of Tennessee, LLC	Delaware
MOB 74 of Tennessee, LLC	Delaware
MOB 75 of Tennessee, LLC	Delaware
MOB 77 of Texas, L.P.	Delaware
MOB 82/85/86 of Texas, L.P.	Delaware
MOB 83 of Texas, L.P.	Delaware
MOB 87 of Texas, L.P.	Delaware
MOB 88 of Texas, L.P.	Delaware
MOB 90 of Texas, L.P.	Delaware
MOB 93 of Texas, L.P.	Delaware
MOB 97 of Texas, L.P.	Delaware
MOB GP Las Colinas II, LLC	Delaware
MOB Las Colinas II, L.P.	Delaware
MOB of Denver 1, LLC	Delaware
MOB of Denver 2, LLC	Delaware
MOB of Denver 3, LLC	Delaware
MOB of Denver 4, LLC	Delaware
MOB of Denver 5, LLC	Delaware
MOB of Denver 6, LLC	Delaware
MOB of Denver 7, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
MOB Sky Ridge 1 of Colorado, LLC	Delaware
MOB Special Member, Inc.	Delaware
MOB Texas City 1 of Texas, L.P.	Delaware
MOB/Bay-1 of Florida, LLC	Delaware
MOB/GP 101 of Texas, LLC	Delaware
MOB/GP 103 of Texas, LLC	Delaware
MOB/GP 105 of Texas, LLC	Delaware
MOB/GP 111 of Texas, LLC	Delaware
MOB/GP 122 of Texas, LLC	Delaware
MOB/GP 124 of Texas, LLC	Delaware
MOB/GP 139 of Texas, LLC	Delaware
MOB/GP 77 of Texas, LLC	Delaware
MOB/GP 82/85/86 of Texas, LLC	Delaware
MOB/GP 83 of Texas, LLC	Delaware
MOB/GP 87 of Texas, LLC	Delaware
MOB/GP 88 of Texas, LLC	Delaware
MOB/GP 90 of Texas, LLC	Delaware
MOB/GP 93 of Texas, LLC	Delaware
MOB/GP 97 of Texas, LLC	Delaware
MOB/GP of Plano, LLC	Delaware
MOB/GP of Texas City, LLC	Delaware
MOB/GP of Texas, LLC	Delaware
MOB/GP Texas City 1 of Texas, LLC	Delaware
MOB/GP-West Houston, LLC	Delaware
MOB/LP of Plano, LLC	Delaware
MOB/LP of Texas City, LLC	Delaware
MOB/LP of Texas, LLC	Delaware
MOB/LP Texas Holding, LLC	Delaware
MOB-West Houston, L.P.	Delaware
O. M. P. II Condominium Association, Inc.	Florida
Oak Plaza Condominium Association, Inc.	Florida
Ocean Acquisition 1, Inc.	Maryland
Ocean Acquisition 2, LLC	Florida
Ocean TRS, Inc.	Delaware
Old Henry Healthcare I, LLC	Kentucky
Olympia PropCo LLC	Delaware
Omaha MOB Investors LLC	Florida
Omaha MOB Manager LLC	Delaware
Omaha MOB Owners LLC	Delaware
Opco Ventures Vi, LLC	Delaware
PACE MOB, LLC	Alabama

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
Parker MOB Owners LLC	Delaware
Pikesville Assisted Living, LLC	Maryland
Queen City Health Investors, LLC	North Carolina
River Oaks MOB Owners LLC	Delaware
Robin Run Garden Homes, LLC	Delaware
Santa Rosa I PropCo LLC	Delaware
Seminole Shores Living Center, LLC	Michigan
S-H 2014 OpCo TRS, Inc.	Delaware
S-H Ashford OpCo LLC	Delaware
S-H Clearfield OpCo LLC	Delaware
S-H Forty-Nine CA Limited Partner, LLC	Delaware
S-H Forty-Nine OpCo Ventures, LLC	Delaware
S-H Forty-Nine PropCo - Pleasant Hills, LLC	Delaware
S-H Forty-Nine PropCo - Alamo Heights, LLC	Delaware
S-H Forty-Nine PropCo - Appleton, LLC	Delaware
S-H Forty-Nine PropCo - Bear Creek, LLC	Delaware
S-H Forty-Nine PropCo - Buford, LLC	Delaware
S-H Forty-Nine PropCo - Burr Ridge, LLC	Delaware
S-H Forty-Nine PropCo - California Pack, LP	Delaware
S-H Forty-Nine PropCo - Carmel Valley, LLC	Delaware
S-H Forty-Nine Propco - Cotswold, LLC	Delaware
S-H Forty-Nine PropCo - Dartmouth Village, LLC	Delaware
S-H Forty-Nine PropCo - Edgewood, LLC	Delaware
S-H Forty-Nine PropCo - Grants Pass Cottages, LLC	Delaware
S-H Forty-Nine PropCo - Grants Pass Pointe, LLC	Delaware
S-H Forty-Nine PropCo - Grants Pass Springs, LLC	Delaware
S-H Forty-Nine PropCo - Grants Pass Village, LLC	Delaware
S-H Forty-Nine PropCo - Guadalupe River Plaza, LLC	Delaware
S-H Forty-Nine PropCo - Hoffman Estates, LLC	Delaware
S-H Forty-Nine PropCo - Magnolia, LLC	Delaware
S-H Forty-Nine PrOpCo - Prescott, LLC	Delaware
S-H Forty-Nine PropCo - Preston, LLC	Delaware
S-H Forty-Nine PropCo - Prospect Heights, LLC	Delaware
S-H Forty-Nine PropCo - Salt Lake City, LLC	Delaware
S-H Forty-Nine PropCo - Shadow Hills, LLC	Delaware
S-H Forty-Nine PropCo - Sioux City, LLC	Delaware
S-H Forty-Nine PropCo - Southgate, LLC	Delaware
S-H Forty-Nine PropCo - Spicewood Springs, LLC	Delaware
S-H Forty-Nine PrOpCo - Spring Creek Gardens, LLC	Delaware
S-H Forty-Nine PropCo - Sterling Court, LLC	Delaware
S-H Forty-Nine PropCo - Towson, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
S-H Forty-Nine PropCo - Village, LLC	Delaware
S-H Forty-Nine PropCo - Vinings, LLC	Delaware
S-H Forty-Nine PropCo - Virginia Pack, LLC	Delaware
S-H Forty-Nine PropCo - Woodbridge, LLC	Delaware
S-H Forty-Nine PropCo Ventures, LLC	Delaware
S-H Forty-Nine PropCo-Gainesville, LLC	Delaware
S-H Forty-Nine PropCo-Massachusetts Pack, LLC	Delaware
S-H Forty-Nine PropCo-Oakridge, LLC	Delaware
S-H Forty-Nine PropCo-Paramus, LLC	Delaware
S-H Forty-Nine PropCo-Pikesville, LLC	Delaware
S-H Forty-Nine Properties, LLC	Delaware
S-H HCP/LCB OpCo Member, LLC	Delaware
S-H HCP/LCB OpCo Ventures, LLC	Delaware
S-H HCP/LCB PropCo Member, LLC	Delaware
S-H HCP/LCB PropCo Ventures, LLC	Delaware
S-H HCP/LCB Properties, LLC	Delaware
S-H Huntington Terrace Opco LLC	Delaware
S-H Mid-Atlantic Master Tenant, LLC	Delaware
S-H Mid-Atlantic OpCo - Ellicott City, LLC	Delaware
S-H Mid-Atlantic OpCo - Friendship, LLC	Delaware
S-H Mid-Atlantic OpCo - Laurel, LLC	Delaware
S-H Mid-Atlantic OpCo - Leesburg, LLC	Delaware
S-H Mid-Atlantic OpCo - Satyr Hill, LLC	Delaware
S-H Mid-Atlantic OpCo - St. Charles, LLC	Delaware
S-H Mid-Atlantic OpCo, LLC	Delaware
S-H Mid-Atlantic OpCo-Spotsylvania, LLC	Delaware
S-H Mid-Atlantic PropCo - Ellicott City, LLC	Delaware
S-H Mid-Atlantic PropCo - Friendship, LLC	Delaware
S-H Mid-Atlantic PropCo - Laurel, LLC	Delaware
S-H Mid-Atlantic PropCo - Leesburg, LLC	Delaware
S-H Mid-Atlantic PropCo - Satyr Hill, LLC	Delaware
S-H Mid-Atlantic PropCo - Spotsylvania, LLC	Delaware
S-H Mid-Atlantic PropCo - St. Charles, LLC	Delaware
S-H Mid-Atlantic PropCo, LLC	Delaware
S-H MRE/HCP OpCo Ventures II LLC	Delaware
S-H MRE/HCP OpCo Ventures LLC	Delaware
S-H MRE/HCP PropCo Ventures II LLC	Delaware
S-H MRE/HCP PropCo Ventures LLC	Delaware
S-H Olympia OpCo LLC	Delaware
S-H OpCo Arlington, LLC	Delaware
S-H OpCo Bear Creek, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
S-H OpCo Buford, LLC	Delaware
S-H OpCo Burr Ridge, LLC	Delaware
S-H OpCo Camarillo, LLC	Delaware
S-H OpCo Carlsbad, LLC	Delaware
S-H OpCo Carmel Valley, LLC	Delaware
S-H OpCo Carrington Pointe, LLC	Delaware
S-H OpCo Cherry Hill (Ma), LLC	Delaware
S-H OpCo Cherry Hills, LLC	Delaware
S-H OpCo Clear Lake, LLC	Delaware
S-H OpCo Cliff View, LLC	Delaware
S-H OpCo Copperfield Village, LLC	Delaware
S-H OpCo Cottage Village, LLC	Delaware
S-H OpCo Crown Pointe, LLC	Delaware
S-H OpCo Dartmouth Village, LLC	Delaware
S-H OpCo Deep Run, LLC	Delaware
S-H OpCo East Bay Manor, LLC	Delaware
S-H OpCo Eastover, LLC	Delaware
S-H OpCo Edgewood, LLC	Delaware
S-H OpCo First Colony, LLC	Delaware
S-H OpCo Fox River, LLC	Delaware
S-H OpCo Gainesville, LLC	Delaware
S-H Opco Galleria, LLC	Delaware
S-H OpCo Germantown, LLC	Delaware
S-H OpCo Greenwich Bay Manor, LLC	Delaware
S-H OpCo Heritage Palmeras, LLC	Delaware
S-H OpCo Herons Run, LLC	Delaware
S-H OpCo Hoffman Estates, LLC	Delaware
S-H OpCo Laguna Creek, LLC	Delaware
S-H OpCo Lincoln Heights, LLC	Delaware
S-H OpCo Main Street, LLC	Delaware
S-H OpCo Manor At Newport Place, LLC	Delaware
S-H OpCo Memphis, LLC	Delaware
S-H OpCo Northpark Place, LLC	Delaware
S-H OpCo Oakridge, LLC	Delaware
S-H OpCo Olympia Fields, LLC	Delaware
S-H OpCo Paramus, LLC	Delaware
S-H OpCo Park At Golf Mill, LLC	Delaware
S-H OpCo Park At Vernon Hills, LLC	Delaware
S-H Opco Pecan Park, LLC	Delaware
S-H OpCo Peridot, LLC	Delaware
S-H OpCo Pikesville, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
S-H OpCo Pinecrest Place, LLC	Delaware
S-H OpCo Plaza On The River, LLC	Delaware
S-H OpCo Pleasant Hills, LLC	Delaware
S-H OpCo Pointe At Newport Place, LLC	Delaware
S-H OpCo Preston, LLC	Delaware
S-H OpCo Prospect Heights, LLC	Delaware
S-H OpCo Prosperity Oaks, LLC	Delaware
S-H OpCo Quail Creek, LLC	Delaware
S-H OpCo Rancho Mirage, LLC	Delaware
S-H OpCo Salt Lake City, LLC	Delaware
S-H OpCo San Juan Capistrano, LLC	Delaware
S-H Opco Shavano Park, LLC	Delaware
S-H OpCo Spicewood Springs, LLC	Delaware
S-H OpCo Spring Creek Gardens, LLC	Delaware
S-H OpCo Spring Meadow Cottages, LLC	Delaware
S-H OpCo Spring Mountain, LLC	Delaware
S-H OpCo Spring Pointe, LLC	Delaware
S-H OpCo Spring Shadows Place, LLC	Delaware
S-H OpCo Spring Village, LLC	Delaware
S-H OpCo Terrace Memorial City, LLC	Delaware
S-H OpCo Terrace West, LLC	Delaware
S-H OpCo The Cottages, LLC	Delaware
S-H OpCo The Palms, LLC	Delaware
S-H OpCo The Springs, LLC	Delaware
S-H OpCo Towson, LLC	Delaware
S-H OpCo Twenty-One TRS, Inc.	Delaware
S-H Opco Victoria, LLC	Delaware
S-H OpCo Village, LLC	Delaware
S-H OpCo Vinings, LLC	Delaware
S-H OpCo Vintage Park AL, LLC	Delaware
S-H OpCo Waterside Retirement Estates, LLC	Delaware
S-H OpCo West Bay Manor, LLC	Delaware
S-H OpCo Willowbrook, LLC	Delaware
S-H OpCo Wilson Mountain, LLC	Delaware
S-H OpCo Woodbridge, LLC	Delaware
S-H Otay Ranch OpCo Ventures, LLC	Delaware
S-H Otay Ranch OpCo, LLC	Delaware
S-H Otay Ranch PropCo Ventures, LLC	Delaware
S-H Santa Rosa OpCo, LLC	Delaware
S-H Thirty-Five OpCo - Altamonte Springs, LLC	Delaware
S-H Thirty-Five OpCo - Amber Park, LLC	Delaware

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
S-H Thirty-Five OpCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Bella Vita, LLC	Delaware
S-H Thirty-Five OpCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Clearwater, LLC	Delaware
S-H Thirty-Five OpCo - Englewood Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Gayton Terrace, LLC	Delaware
S-H Thirty-Five OpCo - Graham, LLC	Delaware
S-H Thirty-Five OpCo - Grand Prairie, LLC	Delaware
S-H Thirty-Five OpCo - Lake Orienta, LLC	Delaware
S-H Thirty-Five OpCo - Lake Worth, LLC	Delaware
S-H Thirty-Five OpCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Lowry, LLC	Delaware
S-H Thirty-Five OpCo - Lutz, LLC	Delaware
S-H Thirty-Five OpCo - North Richland Hills, LLC	Delaware
S-H Thirty-Five OpCo - Operator, LLC	Delaware
S-H Thirty-Five OpCo - Orange City, LLC	Delaware
S-H Thirty-Five OpCo - Parkview, LLC	Delaware
S-H Thirty-Five OpCo - Pocasset, LLC	Delaware
S-H Thirty-Five Opco - Port St. Lucie, LLC	Delaware
S-H Thirty-Five OpCo - Round Rock, LLC	Delaware
S-H Thirty-Five OpCo - San Antonio, LLC	Delaware
S-H Thirty-Five OpCo - San Marcos, LLC	Delaware
S-H Thirty-Five OpCo - Sarasota, LLC	Delaware
S-H Thirty-Five OpCo - Tamarac Acquisition, LLC	Delaware
S-H Thirty-Five OPCO - Tamarac, LLC	Delaware
S-H Thirty-Five OpCo - Temple Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Vero Beach, LLC	Delaware
S-H Thirty-Five OpCo - Waterford, LLC	Delaware
S-H Thirty-Five OpCo - Westland Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Wichita Falls, LLC	Delaware
S-H Thirty-Five OpCo - Willowwood, LLC	Delaware
S-H Thirty-Five OpCo Ventures, LLC	Delaware
S-H Thirty-Five PropCo - Altamonte Springs, LLC	Delaware
S-H Thirty-Five PropCo - Amber Park, LLC	Delaware
S-H Thirty-Five PropCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Bella Vita, LLC	Delaware
S-H Thirty-Five PropCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Englewood Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Gayton Terrace, LLC	Delaware
S-H Thirty-Five PropCo - Graham, LLC	Washington
S-H Thirty-Five PropCo - Grand Prairie, LLC	Washington

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
S-H Thirty-Five Propco - Ground Tenant, LLC	Delaware
S-H Thirty-Five PropCo - Lake Worth, LLC	Delaware
S-H Thirty-Five PropCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Lowry, LLC	Delaware
S-H Thirty-Five PropCo - Lutz, LLC	Delaware
S-H Thirty-Five PropCo - North Richland Hills 1, LLC	Washington
S-H Thirty-Five PropCo - North Richland Hills 2, LLC	Washington
S-H Thirty-Five PropCo - Orange City, LLC	Florida
S-H Thirty-Five PropCo - Parkview, LLC	Delaware
S-H Thirty-Five PropCo - Pocasset, LLC	Delaware
S-H Thirty-Five PropCo - Port St. Lucie, LLC	Delaware
S-H Thirty-Five PropCo - Round Rock, LLC	Washington
S-H Thirty-Five PropCo - San Antonio, LLC	Washington
S-H Thirty-Five PropCo - San Marcos, LLC	Washington
S-H Thirty-Five PropCo - Sarasota, LLC	Florida
S-H Thirty-Five PropCo - Tamarac, LLC	Delaware
S-H Thirty-Five PropCo - Tamarc Acquisition, LLC	Delaware
S-H Thirty-Five PropCo - Temple Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Treemont, LLC	Delaware
S-H Thirty-Five PropCo - Trowbridge, LLC	Delaware
S-H Thirty-Five PropCo - Vero Beach, LLC	Washington
S-H Thirty-Five PropCo - Waterford, LLC	Delaware
S-H Thirty-Five PropCo - Westland Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Wichita Falls, LLC	Washington
S-H Thirty-Five PropCo - Willowwood, LLC	Delaware
S-H Thirty-Five PropCo - Woodside Village, LLC	Delaware
S-H Thirty-Five PropCo - Wyndham Lakes, LLC	Delaware
S-H Thirty-Five PropCo Ventures, LLC	Delaware
S-H Thirty-Five Properties, LLC	Delaware
S-H Twenty-One OpCo Ventures, LLC	Delaware
S-H Twenty-One PropCo Ventures, LLC	Delaware
S-H Twenty-One Properties, LLC	Delaware
S-H Ventures VI PropCo - Main Street, LLC	Delaware
S-H Ventures VI PropCo - Memphis, LLC	Delaware
S-H Ventures VI PropCo-Quail Creek, LLC	Delaware
S-H Watertown Square OpCo, LLC	Delaware
SHAC, LLC	Alabama
Shavano Park HCP, LLC	Delaware
SJH Medical Office Partners, Ltd.	Texas
SJH Office Equity Investors, Ltd.	Texas
Statesboro Associates, LLC	California

EXHIBIT 21.1

Entity Name	Jurisdiction of Organization or Formation
Suburban Connector, LLC	Kentucky
Suburban Properties LLC	Kentucky
Tampa HCP, LLC	Delaware
Tegra Jordan Valley Medical Office Owners' Association, Inc.	Utah
Texarkana Medical Equity Investors Corporation	Florida
Texarkana Partners Limited	Texas
Texas HCP AL, L.P.	Delaware
Texas HCP G.P., Inc.	Delaware
Texas HCP Holding, L.P.	Delaware
Texas HCP Medical G.P., Inc.	Delaware
Texas HCP Medical Office Buildings, L.P.	Delaware
Texas HCP, Inc.	Maryland
The Marion Medical Office Building Condominium Association	Illinois
Torrey Pines Science Center Limited Partnership	Delaware
TPSC IV LLC	Delaware
TPSC IX, LLC	Delaware
TPSC VI LLC	Delaware
Victoria HCP, LLC	Delaware
Vintage Park II Member, LLC	Delaware
Westminster HCP, LLC	Delaware
Westridge Insurance Company, Inc.	Hawaii